UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2009

NGAS Resources, Inc.
(Exact name of registrant as specified in its charter)

Province of British Columbia (State or other jurisdiction of incorporation or organization)	0-12185 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

120 Prosperous Place, Suite 201 Lexington, Kentucky (Address of principal executive offices)	40509-1844 (Zip Code)
Registrant’s telephone number, including area code: (859) 263-3948
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2[b]]
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4[c])

Item 9.01(b) Pro Forma Financial Information
          On July 15, 2009, we filed a current report on Form 8-K covering the sale of a 50% undivided interest in our Appalachian gas gathering and midstream facilities to Seminole Gas Company, L.L.C. for $28 million. We are amending the report to provide the following pro forma financial information reflecting the sale as well as the related gas marketing and gas sales arrangements we entered at the time of the sale and the pro forma effects of any exercise of a six-month purchase option we granted at that time for the remaining 50% interest in the gathering system.

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SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NGAS Resources, Inc.
By:	/s/ William S. Daugherty
William S. Daugherty
President and Chief Executive Officer
Date: July 27, 2009

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NGAS Resources, Inc.
UNAUDITED PRO FORMA FINANCIAL STATEMENTS
          The following Unaudited Pro Forma Financial Statements provide pro forma financial information reflecting (i) our sale of a 50% undivided interest in our Appalachian gas gathering and midstream facilities (Gathering System) to Seminole Gas Company, L.L.C. (Seminole) for a purchase price of $28 million (50% Sale) and (ii) the 50% Sale combined with the potential sale of the remaining 50% undivided interest in the Gathering System (100% Sale) upon any exercise of a six-month purchase option (Seminole Option) we granted as part of the transaction to Seminole’s parent company, Seminole Energy Services, LLC (Seminole Energy). The 50% Sale was completed on July 15, 2009 under an Asset Purchase Agreement (APA) among Seminole and our operating subsidiaries, Daugherty Petroleum, Inc. (DPI), NGAS Gathering, LLC and NGAS Gathering II, LLC (NGAS Gathering II). As part of the transactions, we transferred our retained 50% interest in the Gathering System to NGAS Gathering II, which is wholly owned by DPI, and entered into various joint ownership, gas marketing and gas sales arrangements with Seminole and Seminole Energy, including the following:
•	Joint Operating Agreement between NGAS Gathering II and Seminole, providing for the joint ownership of the Gathering System pending any exercise of the Seminole Option and for the adoption of contract operating agreements, one with Seminole Energy and another between Seminole Energy and DPI, on a back-to-back basis, outsourcing substantially all the operating and maintenance functions for the Gathering System to DPI for an initial term of five years with various extension rights;

•	Option Agreement among DPI, NGAS Gathering II and Seminole Energy, granting Seminole Energy the Seminole Option to purchase our retained 50% interest in the Gathering System for an additional $22 million, payable $7.5 million in cash upon exercise and the balance of $14.5 million over 30 months under a promissory note bearing interest at 8% per annum, and providing DPI with the right to require Seminole Energy to exercise the Seminole Option under certain conditions;

•	Gas Gathering Agreement among NGAS Gathering II, Seminole and Seminole Energy, providing for the commitment to Seminole Energy of 100% of the capacity rights in the Gathering System for an initial term of fifteen years, with (i) base monthly gathering fees of $938,333, subject to reduction to $850,000 upon any exercise of the Seminole Option, (ii) base monthly operating fees payable to the Gathering System owners equal to the sum of $175,000 and $0.20 per Mcf of purchased gas and (iii) monthly capital fees in amounts intended to yield a 20% internal rate of return for all capital expenditures on the Gathering System; and

•	NAESB Purchase Agreement among DPI, NGAS Gathering II and Seminole Energy, providing us with firm capacity rights for daily committed delivery of 30,000 Mcf of controlled gas through the Gathering System for sale to Seminole Energy, directly or through third-party marketers. This agreement has an initial term of fifteen years with extension rights.
          The Unaudited Pro Forma Financial Statements are derived from the consolidated balance sheet of NGAS Resources, Inc. (NGAS) as of March 31, 2009 (unaudited) and the consolidated statements of operations of NGAS for the three months ended March 31, 2009 (unaudited) and the year ended December 31, 2008. The Unaudited Pro Forma Financial Statements have been prepared as if the 50% Sale and the 100% Sale were each consummated on January 1, 2008. Future results may vary significantly from the amounts reflected in the following information due to economic factors, production or price declines, future activities of NGAS and other matters. The Unaudited Pro Forma Financial Statements should be read in conjunction with the accompanying notes.

NGAS Resources, Inc.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2009

		Adjustments		Pro Forma	Adjustments		Pro Forma
	Historical	50% Sale		50% Sale	100% Sale		100% Sale
ASSETS
Current assets:
Cash	$1,248,066	$(1,151,982	)(1)	$96,084	$(1,128,595	)(1)	$119,471
Accounts receivable	5,758,219			5,758,219			5,758,219
Prepaid expenses and other current assets	609,850			609,850			609,850
Loans to related parties	77,474			77,474			77,474
Note receivable — current portion	—			—	5,800,000	(2)	5,800,000

Total current assets	7,693,609	(1,151,982)		6,541,627	4,671,405		12,365,014
Bonds and deposits	837,898			837,898			837,898
Oil and gas properties	232,001,956	(23,871,892	)(3)	208,130,064	(47,743,784	)(3)	184,258,172
Property and equipment	3,099,554			3,099,554			3,099,554
Loans to related parties	171,429			171,429			171,429
Deferred financing costs	1,501,959			1,501,959			1,501,959
Note receivable	—			—	1,450,000	(2)	1,450,000
Goodwill	313,177			313,177			313,177

Total assets	$245,619,582	$(25,023,874)		$220,595,708	$(41,622,379)		$203,997,203

LIABILITIES
Current liabilities:
Accounts payable	$5,265,843	$		$5,265,843	$		$5,265,843
Accrued liabilities	641,762			641,762			641,762
Deferred compensation	2,209,700			2,209,700			2,209,700
Customer drilling deposits	1,594,248			1,594,248			1,594,248
Long-term debt, current portion	24,000			24,000			24,000

Total current liabilities	9,735,553			9,735,553			9,735,553
Deferred compensation	190,376			190,376			190,376
Deferred income taxes	13,116,638	944,374	(4)	14,061,012	(367,244	)(4)	12,749,394
Long-term debt	114,162,661	(27,300,000	)(5)	86,862,661	(40,523,211	)(5)	73,639,450
Other long-term liabilities	3,845,906			3,845,906			3,845,906

Total liabilities	141,051,134	(26,355,626)		114,695,508	(40,890,455)		100,160,679

SHAREHOLDERS’ EQUITY
Common stock
Issued — 26,968,646 shares	110,988,162			110,988,162			110,988,162
Treasury — 21,100 shares	(23,630)			(23,630)			(23,630)
Paid-in capital — options/warrants	4,039,236			4,039,236			4,039,236
Contributed surplus	602,157			602,157			602,157
To be issued — 9,185 shares	45,925			45,925			45,925

	115,651,850			115,651,850			115,651,850
Retained earnings (deficit)	(11,083,402)	1,331,752	(6)	(9,751,650)	(731,924	)(6)	(11,815,326)

Total shareholders’ equity	104,568,448	1,331,752		105,900,200	(731,924)		103,836,524

Total liabilities and shareholders’ equity	$245,619,582	$(25,023,874)		$220,595,708	$(41,622,379)		$203,997,203

See accompanying notes.

NGAS Resources, Inc.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

		Adjustments		Pro Forma	Adjustments		Pro Forma
	Historical	50% Sale		50% Sale	100% Sale		100% Sale
REVENUE
Contract drilling	$35,553,956	$		$35,553,956	$		$35,553,956
Oil and gas production	38,522,474			38,522,474			38,522,474
Gas transmission, compression and processing	10,330,234	(3,898,998	)(7)	6,431,236	(6,966,115	)(7)	3,364,119

Total revenue	84,406,664	(3,898,998)		80,507,666	(6,966,115)		77,440,549

DIRECT EXPENSES
Contract drilling	27,272,756			27,272,756			27,272,756
Oil and gas production	12,600,897	2,293,876	(8)	14,894,773	5,495,398	(8)	18,096,295
Gas transmission, compression and processing	4,107,763	(1,359,422	)(9)	2,748,341	(3,304,997	)(9)	802,766

Total direct expenses	43,981,416	934,454		44,915,870	2,190,401		46,171,817

OTHER EXPENSES (INCOME)
Selling, general and administrative	14,005,041			14,005,041			14,005,041
Options, warrants and deferred compensation	911,561			911,561			911,561
Depreciation, depletion and amortization	12,418,234	(706,052	)(10)	11,712,182	(1,412,105	)(10)	11,006,129
Bad debt expense	749,035			749,035			749,035
Interest expense	5,575,007	(1,627,169	)(11)	3,947,838	(2,151,501	)(11)	3,423,506
Interest income	(95,774)			(95,774)	(618,568	)(12)	(714,342)
Gain on sale of assets	(14,104)	(5,698,867	)(13)	(5,712,971)	(5,397,734	)(13)	(5,411,838)
Other, net	139,176			139,176			139,176

Total other expenses	33,688,176	(8,032,088)		25,656,088	(9,579,908)		24,108,268

INCOME BEFORE INCOME TAXES	6,737,072	3,198,636		9,935,708	423,392		7,160,464

INCOME TAX EXPENSE	3,800,797	1,313,378	(14)	5,114,175	241,780	(14)	4,042,577

NET INCOME	$2,936,275	$1,885,258		$4,821,533	$181,612		$3,117,887

NET INCOME PER SHARE
Basic	$0.11			$0.18			$0.12

Diluted	$0.11			$0.18			$0.12

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	26,409,275			26,409,275			26,409,275

Diluted	26,910,642			26,910,642			26,910,642

See accompanying notes.

NGAS Resources, Inc.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2009

		Adjustments		Pro Forma	Adjustments		Pro Forma
	Historical	50% Sale		50% Sale	100% Sale		100% Sale
REVENUE
Contract drilling	$7,323,752	$		$7,323,752	$		$7,323,752
Oil and gas production	7,067,219			7,067,219			7,067,219
Gas transmission, compression and processing	2,804,982	(1,181,124	)(7)	1,623,858	(1,946,189	)(7)	858,793

Total revenue	17,195,953	(1,181,124)		16,014,829	(1,946,189)		15,249,764

DIRECT EXPENSES
Contract drilling	5,541,426			5,541,426			5,541,426
Oil and gas production	2,324,965	591,792	(8)	2,916,757	1,390,060	(8)	3,715,025
Gas transmission, compression and processing	968,917	(370,131	)(9)	598,786	(860,210	)(9)	108,707

Total direct expenses	8,835,308	221,661		9,056,969	529,850		9,365,158

OTHER EXPENSES (INCOME)
Selling, general and administrative	3,250,265			3,250,265			3,250,265
Options, warrants and deferred compensation	418,273			418,273			418,273
Depreciation, depletion and amortization	3,618,870	(185,550	)(10)	3,433,320	(371,100	)(10)	3,247,770
Interest expense	1,372,041	(294,725	)(11)	1,077,316	(427,737	)(11)	944,304
Interest income	(8,816)			(8,816)	(154,642	)(12)	(163,458)
Gain on sale of assets	(9,285)			(9,285)			(9,285)
Other, net	88,826			88,826			88,826

Total other expenses	8,730,174	(480,275)		8,249,899	(953,479)		7,776,695

INCOME (LOSS) BEFORE INCOME TAXES	(369,529)	(922,510)		(1,292,039)	(1,522,560)		(1,892,089)

INCOME TAX EXPENSE	167,162	(369,004	)(14)	(201,842)	(609,024	)(14)	(441,862)

NET INCOME (LOSS)	$(536,691)	$(553,506)		$(1,090,197)	$(913,536)		$(1,450,227)

NET INCOME (LOSS) PER SHARE
Basic	$(0.02)			$(0.04)			$(0.05)

Diluted	$(0.02)			$(0.04)			$(0.05)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	26,671,146			26,671,146			26,671,146

Diluted	26,671,146			26,671,146			26,671,146

See accompanying notes.

NGAS Resources, Inc.
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
Note 1 — Basis of Presentation
     The accompanying Unaudited Pro Forma Financial Statements reflect (i) our sale of a 50% undivided interest in our Appalachian gas gathering and midstream facilities (Gathering System) to Seminole Gas Company, L.L.C. (Seminole) for a purchase price of $28 million (50% Sale) and (ii) the 50% Sale combined with the potential sale of the remaining 50% undivided interest in the Gathering System (100% Sale) upon any exercise of a purchase option (Seminole Option) we granted to Seminole’s parent company, Seminole Energy Services, LLC (Seminole Energy), at a purchase price of $22 million, subject to certain adjustments. The 50% Sale was covered by an Asset Purchase Agreement (APA) among Seminole and our operating subsidiaries, Daugherty Petroleum, Inc. (DPI), NGAS Gathering, LLC and NGAS Gathering II, LLC (NGAS Gathering II). At the closing under the APA, we transferred our retained 50% interest in the Gathering System to NGAS Gathering II, which is wholly owned by DPI, and entered into various joint ownership, gas marketing and gas sales arrangements with Seminole and Seminole Energy.
     The closing of the 50% Sale under the APA and the issuance of the Seminole Option occurred on July 15, 2009. The Seminole Option may be exercised at any time within six months after the APA closing. We may require Seminole Energy to exercise the Seminole Option under certain conditions. We applied the net proceeds from the 50% Sale to reduce outstanding borrowings under our revolving credit facility (LOC) to $52 million. If the Seminole Option is exercised, proceeds from the sale, consisting of $7.5 million payable upon exercise and the balance of $14.5 million payable over 30 months under a promissory note bearing interest at 8% per annum, will be applied to further reduce outstanding borrowings under the LOC.
Note 2 — Pro Forma Adjustments
     Pro Forma Balance Sheet. The pro forma adjustments to the consolidated balance sheet of NGAS as of March 31, 2009 reflecting the 50% Sale and the 100% Sale on a pro forma basis as of that date are summarized below.
     (1) Represents (a) reductions of cash balances to reflect (i) reduced gas gathering, compression and processing revenue, (ii) increased transportation costs and (iii) interest expense from assumed additional LOC borrowings required to eliminate a negative pro forma cash position as of the balance sheet date, and (b) increases in cash balances to reflect (i) reduced gas gathering, compression and processing expenses, (ii) interest savings from the application of sale proceeds to reduction of outstanding LOC borrowings, (iii) adjustments to historical capital expenditures on the Gathering System from January 1, 2008 through the balance sheet date, which would have been shared equally by us and Seminole on a pro forma basis in a 50% Sale and eliminated on a pro forma basis in a 100% Sale and (iv) additional LOC borrowings required to eliminate a negative pro forma cash position as of the balance sheet date.
     (2) Reflects the issuance of the Seminole Energy promissory note in the principal amount of $14.5 million upon exercise of the Seminole Option in the case of a 100% Sale, reduced by monthly installment payments under the promissory note during the period from January 1, 2008 through the balance sheet date.
     (3) Reflects (a) reductions to net oil and gas properties at January 1, 2008, (b) elimination of capitalized costs for additions to the Gathering System since that date in the case of a 100% Sale or reduction of those costs by 50% in the case of the 50% Sale and (c) add-back of depletion expense recorded on an historical basis since January 1, 2008.
     (4) Represents the income tax effects of the pro forma adjustments to the historical statements of operations.
     (5) Reflects (a) repayments of outstanding borrowings under our LOC from application of sales proceeds and, in the case of a 100% Sale, application of (i) $7.5 million payable in cash upon exercise of the Seminole Option and (ii) both principal and interest payments under the promissory note issuable by Seminole Energy upon exercise of the Seminole Option, and (b) assumed additional LOC borrowings required to eliminate a negative pro forma cash position as of the balance sheet date.

     (6) Reflects the impact of pro forma adjustments to the historical statements of operations.
     Pro Forma Statements of Operations. The pro forma adjustments to the consolidated statements of operations of NGAS for the three months ended March 30, 2009 (unaudited) and the year ended December 31, 2008 reflecting the 50% Sale and the 100% Sale on a pro forma basis as of January 1, 2008 are summarized below.
     (7) Reflects reductions in revenue derived from partial or total ownership of the Gathering System, net of intercompany eliminations in the case of the 50% Sale.
     (8) Represents increased transportation costs from reduction or elimination of our ownership interest in the Gathering System, reflecting the proportion of our net charges under arrangements with Seminole Energy allocated to transportation costs.
     (9) Represents reductions in expenses from partial or total ownership of the Gathering System, net of intercompany eliminations in the case of the 50% Sale and, in both cases, the proportion of our net charges under arrangements with Seminole Energy allocated to compression and pipeline operating expenses.
     (10) Reflects the reduction of historical Gathering System depletion costs during the reported periods.
     (11) Reflects (a) reductions in interest expense from repayments of outstanding borrowings under our LOC from application of sales proceeds and, in the case of a 100% Sale, application of (i) $7.5 million payable in cash upon exercise of the Seminole Option and (ii) both principal and interest payments under the promissory note issuable by Seminole Energy upon exercise of the Seminole Option, partially offset by interest expense from assumed additional LOC borrowings required to eliminate a negative pro forma cash position as of the balance sheet date, but (b) does not reflect any application of interest saving to LOC debt reduction, since the interest saving is included in our cash position on the pro forma balance sheet.
     (12) Represents interest income under the Seminole Energy promissory note issuable to us upon exercise of the Seminole Option in the case of a 100% Sale.
     (13) Represents gain recognized in the 50% Sale and recognizable in a 100% Sale based on our basis in the Gathering System as of January 1, 2008.
     (14) Reflects the income tax effects of the of the pro forma adjustments to the historical statements of operations.